EXHIBIT 10.18

                     SECOND AMENDMENT AND CONSENT AGREEMENT

     This Second Amendment and Consent Agreement ("Amendment") is made as of the 20th day of November, 2000 by and among the lending institutions listed in Annex I to the Loan Agreement (as defined below) (each a "Lender" and, collectively, the "Lenders"), FLEET CAPITAL CORPORATION, a Rhode Island corporation with an office at 200 Glastonbury Boulevard, Glastonbury, CT 06033, as administrative agent for Lenders ("Agent"), and GENTIVA HEALTH SERVICES, INC., a Delaware corporation with its chief executive office at 3 Huntington Quadrangle 2S, Melville, NY 11747 ("Company"), OLSTEN HEALTH SERVICES HOLDING CORP., a Delaware corporation with its chief executive office at 3 Huntington Quadrangle 2S, Melville, NY 11747 ("OHS") and each of the SUBSIDIARY BORROWING CORPORATIONS listed on the signature pages hereto (each of Company, OHS and each Subsidiary Borrowing Corporation is a "Borrower" and, collectively, "Borrowers").

                                   BACKGROUND

     A. Borrower, Agent and Lenders are parties to a certain Loan and Security Agreement dated March 13, 2000 (as it has been, may herein or hereafter be modified, amended, restated or replaced from time to time, the "Loan Agreement") pursuant to which Borrowers established certain financing arrangements with Lenders. The Loan Agreement and all instruments, documents and agreements executed in connection therewith or related thereto are referred to herein collectively as the "Loan Documents." All capitalized terms not otherwise defined herein shall have the meaning ascribed thereto in the Loan Agreement.

     B. Borrowers have requested and Agent and Lenders have agreed to certain modifications and amendments to the Loan Agreement subject to the terms and conditions of this Amendment.

     NOW, THEREFORE, with the foregoing background incorporated by reference and made a part hereof, and intending to be legally bound, the parties agree as follows:

     1. Waiver. Borrowers hereby acknowledge and confirm that an Event of Default has occurred under the Loan Agreement as a result of Borrowers' failure to comply with the minimum Tangible Net Worth covenant contained in Section
8.3.2 on Schedule 8.3 of the Loan Agreement ("Existing Default"). Upon the effectiveness of this Amendment, Agent and Lenders shall be deemed to have waived the Existing Default provided that such waiver shall not be deemed to be a waiver of any subsequent violations of the minimum Tangible Net Worth covenant or a waiver of any other Events of Default which may have occurred but which are not specifically referred to herein.

     2. Amendment to Loan Agreement. Section 8.3.2 of the Loan Agreement contained on Schedule 8.3 of the Loan Agreement is hereby amended and restated in its entirety as follows:

     8.3.2. Minimum Tangible Net Worth. Borrowers shall maintain on a Consolidated basis a minimum Tangible Net Worth of not less than $325,000,000, at the end of each fiscal quarter of Borrowers, provided that beginning with the fiscal quarter ending March 31,


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

     2001, this amount shall be permanently increased by an amount equal to fifty percent (50%) of Borrowers' Consolidated Net Income (to the extent positive) for fiscal quarter.

     3. Representations and Warranties. Each Borrower represents and warrants as follows:

     a) The execution and delivery by such Borrower of this Amendment and performance by such Borrower of the transactions herein contemplated (i) are and will be within such Borrower's corporate powers, (ii) have been authorized by all necessary corporate action, and (iii) are not and will not be in contravention of any order of any court or other agency or government, of law or any other indenture, agreement or undertaking to which such Borrower is a party or by which the property of any Borrower is bound, or in conflict with, or result in a breach of or constitute (with due notice and/or lapse of time) a default under any such indenture, agreement or undertaking or result in the imposition of any lien, charge or incumbrance of any nature on such Property of any Borrower.

     b) This Amendment and any other agreements, instruments and documents executed and/or delivered in connection herewith shall be valid, binding and enforceable against such Borrower in accordance with their respective terms.

     c) After giving effect to this Amendment, (i) the representations and warranties contained herein, in the Loan Agreement and in each other Loan Document and certificate or other writing delivered to Agent or Lenders on or prior to the date hereof shall be correct and accurate on and as of the date hereof as though made on and as of such date (subject to the provisions of Section 7.2 of the Loan Agreement); and (ii) other than the Existing Default, no Default or Event of Default has occurred and is continuing on the date hereof or would result from this Amendment becoming effective in accordance with its terms.

     d) No authorization or approval or other action by, and no notice to or filing with, any governmental authority or other regulatory body is required in connection with the due execution, delivery and performance by such Borrower of this Amendment or the performance by such Borrower of the Loan Agreement, as amended hereby.

     4. Effectiveness Conditions. This Amendment shall be effective upon completion of the following conditions precedent (all documents to be in form and substance reasonably satisfactory to Agent and Lenders and their counsel in their sole discretion):

     a) Execution and delivery to Agent by all signatories of this Amendment;

     b) Other than the Existing Default, no Default or Event of Default shall have occurred and remain outstanding under the Existing Loan Documents;

     c)  Completion  of  Agent's   collateral  field  audit,  with  the  results
satisfactory to Agent (in its sole but reasonable business judgment); and

     d) Payment of all costs and expenses of Agent as provided for in Section 9 below.

     5. Continued Effectiveness of the Loan and Security Agreement and Loan Documents. Each Borrower hereby (a) confirms and agrees that each Loan Document to which it is a party is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects except that on and after the date hereof (i) all references in the Loan Agreement to "this Loan and Security Agreement", this "Agreement", "hereof", "hereto", "hereunder" or words of like import referring to the Loan Agreement, and (ii) all references in any other Loan Document to "the Loan and Security Agreement," the "Loan Agreement," "thereto," "thereof," "thereunder," or words of like import referring to the Loan and Security Agreement shall mean the Loan and Security Agreement as amended by this Amendment; and (b) confirms and agrees that to the extent that any such Loan Document purports to assign or pledge to Agent, or to grant a security interest in or lien on, any collateral as security for the obligations of Borrowers from time to time existing in respect of the Loan Agreement and the Loan Documents is hereby ratified and confirmed in all respects. Nothing herein contained is intended to in any manner affect, impair or limit the validity, priority and extent of Agent's existing security interest in and Liens upon the Collateral.

     6. No Waiver. Other than as specified herein with respect to the Existing Default, each Borrower hereby acknowledges and agrees that Lenders have not waived any Default or Event of Default now existing or hereafter arising. Accordingly, this Amendment is without prejudice to Agent and Lenders and Agent and Lenders reserve all of their rights under the Loan Agreement, the Loan Documents, at law and otherwise regarding any Default or Event of Default (other than the Existing Default) that may exist or hereafter arise. Without limiting the generality of the foregoing, Lenders' making any future extension of credit to Borrowers shall not be deemed a waiver by Lenders of any of their rights and remedies under the Loan Agreement and the Existing Loan Documents and Lenders expressly reserve their right to require, as a condition to any such future extension of credit, that Borrowers fully comply with all terms and conditions of the Loan Agreement and the other Loan Documents as amended hereby.

     7. Amendment as Loan Document. Each Borrower hereby acknowledges and agrees that this Amendment constitutes a "Loan Document" under the Loan Agreement. Accordingly, it shall be an Event of Default under the Loan Agreement if (i) any representation or warranty made by Borrowers under or in connection with this Amendment shall have been untrue, false or misleading in any material respect when made, or (ii) Borrowers shall fail to perform or observe any term, covenant or agreement contained in this Amendment.

     8. Governing Law. This Agreement shall be governed by, construed and enforced in accordance with the substantive laws of the State of New York.

     9. Expenses. Borrowers will pay on demand all reasonable out-of-pocket costs and expenses of the Agent in connection with the preparation, execution and delivery of this Amendment, and each other agreement or document executed and delivered in connection herewith.

     10. Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, and such counterparts together shall constitute one and the same respective agreement. Counterparts by facsimile shall bind the parties hereto.

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


     11. Waiver of Trial by Jury. EACH BORROWER, THE AGENT AND EACH LENDER EACH HEREBY IRREVOCABLY WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AMENDMENT OR THE ACTIONS OF THE AGENT OR THE LENDERS IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE OR ENFORCEMENT HEREOF.



                          SIGNATURES ON FOLLOWING PAGES




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
                              SUBSIDIARY BORROWING
                              CORPORATIONS:


                              New York Healthcare Services, Inc.
                              OHS Service Corp.
                              Olsten Certified HealthCare Corp.
                              Olsten Health Services (Certified), Inc.
                              Olsten Health Services (Infusion), Inc.
                              Olsten Health Services (Quantum) Corp.
                              Olsten Health Services (USA), Inc.
                              Olsten Network Management, Inc.
                              Olsten Network Management (Area One) Corp.
                              Olsten Network Management (Area Two) Corp.
                              Olsten Network Management (Area Three) Corp.
                              Olsten Services of New York, Inc.
                              QC-Medi New York, Inc.
                              Quality Care - USA, Inc.
                              Quality Managed Care, Inc.
                              The I.V. Clinic, Inc.
                              The I.V. Clinic III, Inc.


                              By:  /s/ John Collura
                                   ---------------------------------------------
                                   Print Name:  John Collura
                                   Title:  Exec VP





                    {SIGNATURES CONTINUED ON FOLLOWING PAGE}











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


                            AGENT:

                            FLEET CAPITAL CORPORATION

                            By:  /s/ Frank J. Galle
                                 ------------------------------------

                            Print name:    Frank J. Galle
                                         -----------------------------

                            Title:  Senior Vice President
                                    ----------------------------------

                            LENDERS:

                            FLEET CAPITAL CORPORATION

                            By:  /s / Frank J. Galle
                                 -------------------------------------

                            Print name:    Frank J. Galle
                                         -----------------------------

                            Title:  Senior Vice President
                                    ----------------------------------


                            GMAC COMMERCIAL CREDIT LLC

                            By:  /s / Frank Imperato
                                 -----------------------------------

                            Print name:    Frank Imperato
                                         ----------------------------

                            Title:  Senior Vice President
                                    ----------------------------------


                            U.S. BANK NATIONAL ASSOCIATION

                            By:  /s/ Robert W. Josephson
                                 -----------------------------------

                            Print name:    Robert W. Josephson
                                         ----------------------------

                            Title:  Vice President
                                    ---------------------------------


                    {SIGNATURES CONTINUED ON FOLLOWING PAGE}
                            debis FINANCIAL SERVICES, INC.

                            By:  /s/ James M. Vandervalk
                                 -----------------------------------

                            Print name:    James M. Vandervalk
                                         ----------------------------

                            Title:  President - ABL
                                    ---------------------------------


                            DIME COMMERCIAL CORP.

                            By:  /s/ James A. Fisher
                                 -----------------------------------

                            Print name:    James A. Fisher
                                         ----------------------------

                            Title:  Senior Vice President
                                    ----------------------------------


                            IBJ WHITEHALL BUSINESS CREDIT CORPORATION

                            By:  /s/ Dan Bueno
                                 ---------------------------------

                            Print name:  Dan Bueno
                                         --------------------------

                            Title:  Assistant Vice President
                                    -----------------------------------


                            NATIONAL BANK OF CANADA

                            By:  /s/ Michael F. McIntyre /s/ Gaeteon R. Frasina
                                 -----------------------------------------------

                            Print name:  Michael F. McIntyre  Gaeton R. Frasina
                                         ---------------------------------------

                            Title:       AVP                  VP & Mgr.
                                    ----------------------------------


                            SIEMENS CREDIT CORPORATION

                            By:  /s/ Frank Amodio
                                 ---------------------------------

                            Print name:    Frank Amodio
                                         --------------------------

                            Title:  Vice President - Credit
                                    -----------------------------------

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